ESCROW DEPOSIT AGREEMENT

     THIS ESCROW AGREEMENT (the "Agreement") dated this 13th day of January 2006, by and between Stonegate Securities, Inc. ("Stonegate" or "Placement Agent"), having an address at 5950 Sherry Lane, 4th Floor, Dallas, Texas 75225, Consolidated Energy, Inc., a Wyoming corporation (the "Company"), having an office at 76 George Road, Betsy Lane, KY 41605 and SIGNATURE BANK ("Signature Bank" or the "Escrow Agent"), a New York State chartered bank and having an office at, 261 Madison Avenue, New York, New York 10016. Capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement referred to in the first recital.

                              W I T N E S S E T H:

     WHEREAS, pursuant to the terms of the Securities Purchase Agreement, dated January 13, 2006 (the "Purchase Agreement") the Company desires to sell (the "Offering") a maximum of, in the aggregate, $6,500,000 ("Maximum Subscription Amount") of securities of the Company; and

     WHEREAS, unless the Company consummates the Offering by January 13, 2006 (the "Termination Date"), the Offering will terminate and all funds will be returned to the Purchasers (hereinafter defined); and

     WHEREAS, the Company and Placement Agent desire to establish an escrow account with the Escrow Agent into which the Company and Placement Agent shall instruct purchasers introduced to the Company by Placement Agent (the "Purchasers") to deposit checks and other instruments for the payment of money made payable to the order of "Signature Bank as Escrow Agent for Consolidated Energy, Inc." and Escrow Agent is willing to accept said checks and other instruments for the payment of money in accordance with the terms hereinafter set forth; and

     WHEREAS, the Company and Placement Agent represent and warrant to the Escrow Agent that they have not stated to any individual or entity that the Escrow Agent's duties will include anything other than those duties stated in this Agreement; and

     WHEREAS, the Company and Placement Agent warrant to the Escrow Agent that a copy of each document that has been delivered to Purchasers and third parties that include Escrow Agent's name and duties, has been attached hereto as
Schedule I.

     NOW, THEREFORE, IT IS AGREED as follows:

1.   Delivery of Escrow Funds.

          (a) Placement Agent and the Company shall instruct Purchasers to deliver to Escrow Agent checks made payable to the order of "Signature Bank, as Escrow Agent for Consolidated Energy, Inc." or wire transfer to Signature Bank, 261 Madison Avenue, New York, New York 10016, ABA No. 026013576 for credit to Signature Bank, as Escrow Agent for Consolidated Energy, Inc., Account No. 1500721657, in each case, with the name, address and social security number or taxpayer identification number of the individual or entity making payment. In the event any Purchaser's address and/or social security number or taxpayer identification number are not provided to Escrow Agent by the Purchaser, then Placement Agent and/or the Company agree to promptly provide Escrow Agent with such information in writing. The checks or wire transfers shall be deposited into a non interest-bearing account at Signature Bank entitled "Signature Bank, as Escrow Agent for Consolidated Energy, Inc." (the "Escrow Account").

          (b) The collected funds deposited into the Escrow Account are referred to as the "Escrow Funds."

          (c) The Escrow Agent shall have no duty or responsibility to enforce the collection or demand payment of any funds deposited into the Escrow Account. If, for any reason, any check deposited into the Escrow Account shall be returned unpaid to the Escrow Agent, the sole duty of the Escrow Agent shall be to return the check to the Purchaser and advise the Company and Placement Agent promptly thereof.

2. Release of Escrow Funds. The Escrow Funds shall be paid by the Escrow Agent in accordance with the following:

          (a) In the event that the Company and Placement Agent advise the Escrow Agent in writing that the Offering has been terminated (the "Termination Notice"), the Escrow Agent shall promptly return the funds paid by each Purchaser to said Purchaser without interest or offset.

          (b) The Escrow Agent shall, upon receipt of written instructions, in the form of Exhibit A attached hereto or in form and substance satisfactory to the Escrow Agent, received from the Company and Placement Agent, pay the Escrow Funds in accordance with such written instructions, such payment or payments to be made by wire transfer within one (1) business day of receipt of such written instructions.

          (c) If by 3:00 P.M. Eastern time on the Termination Date, the Escrow Agent has not received written instructions from the Company and Placement Agent regarding the disbursement of the Escrow Funds, then the Escrow Agent shall promptly return the Escrow Funds to the Purchasers without interest or offset. The Escrow Funds returned to each Purchaser shall be free and clear of any and all claims of the Escrow Agent.

          (d) Following the distribution of the Escrow Funds by the Escrow Agent in accordance with (b) of this Section 2 through the Termination Date, the Escrow Agent shall from time to time distribute any additional Escrow Funds, by wire transfer or bank check, in accordance with written instructions received from the Placement Agent and the Company in the form of Exhibit A or in form and substance satisfactory to the Escrow Agent.

          (e) The Escrow Agent shall not be required to pay any uncollected funds or any funds that are not available for withdrawal.

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
          (f) If the Termination Date or any date that is a deadline under this Agreement for giving the Escrow Agent notice or instructions or for the Escrow Agent to take action is not a Banking Day, then such date shall be the Banking Day that immediately preceding that date. A Banking Day is any day other than a Saturday, Sunday or a day that a New York State chartered bank is not legally obligated to be opened.

3. Acceptance by Escrow Agent. The Escrow Agent hereby accepts and agrees to perform its obligations hereunder, provided that:

          (a) The Escrow Agent may act in reliance upon any signature believed by it to be genuine, and may assume that any person who has been designated by Placement Agent or the Company to give any written instructions, notice or receipt, or make any statements in connection with the provisions hereof has been duly authorized to do so. Escrow Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instructions or any signatures on statements or instructions. The names and true signatures of each individual authorized to act singly on behalf of the Company and Placement Agent are stated in Schedule II, which is attached hereto and made a part hereof. The Company and Placement Agent may each remove or add one or more of its authorized signers stated on Schedule II by notifying the Escrow Agent of such change in accordance with this Agreement, which notice shall include the true signature for any new authorized signatories.

          (b) The Escrow Agent may act relative hereto in reliance upon advice of counsel in reference to any matter connected herewith. The Escrow Agent shall not be liable for any mistake of fact or error of judgment or law, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

          (c) Placement Agent and the Company agree to indemnify and hold the Escrow Agent harmless from and against any and all claims, losses, costs, liabilities, damages, suits, demands, judgments or expenses (including but not limited to reasonable attorney's fees) claimed against or incurred by Escrow Agent arising out of or related, directly or indirectly, to this Escrow Agreement unless caused by the Escrow Agent's gross negligence or willful misconduct.

          (d) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, the Escrow Agent shall be entitled to (i) refrain from taking any action other than to keep safely the Escrow Funds until it shall be directed otherwise by a court of competent jurisdiction, or (ii) deliver the Escrow Funds to a court of competent jurisdiction.

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
          (e) The Escrow Agent shall have no duty, responsibility or obligation to interpret or enforce the terms of any agreement other than Escrow Agent's obligations hereunder, and the Escrow Agent shall not be required to make a request that any monies be delivered to the Escrow Account, it being agreed that the sole duties and responsibilities of the Escrow Agent shall be to the extent not prohibited by applicable law (i) to accept checks or other instruments for the payment of money and wire transfers delivered to the Escrow Agent for the Escrow Account and deposit said checks and wire transfers into the non-interest bearing Escrow Account, and
     (ii) to disburse or refrain from disbursing the Escrow Funds as stated above, provided that the checks received by the Escrow Agent have been collected and are available for withdrawal.

4. Resignation and Termination of the Escrow Agent. The Escrow Agent may resign at any time by giving 30 days' prior written notice of such resignation to Placement Agent and the Company. Upon providing such notice, the Escrow Agent shall have no further obligation hereunder except to hold as depositary the Escrow Funds that it receives until the end of such 30-day period. In such event, the Escrow Agent shall not take any action, other than receiving and depositing Purchasers checks and wire transfers in accordance with this Agreement, until the Company has designated a banking corporation, trust company, attorney or other person as successor. Upon receipt of such written designation signed by Placement Agent and the Company, the Escrow Agent shall promptly deliver the Escrow Funds to such successor and shall thereafter have no further obligations hereunder. If such instructions are not received within 30 days following the effective date of such resignation, then the Escrow Agent may deposit the Escrow Funds held by it pursuant to this Agreement with a clerk of a court of competent jurisdiction pending the appointment of a successor. In either case provided for in this paragraph, the Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds.

5. Termination. The Company and Placement Agent may terminate the appointment of the Escrow Agent hereunder upon written notice specifying the date upon which such termination shall take effect, which date shall be at least 30 days from the date of such notice. In the event of such termination, the Company and Placement Agent shall, within 30 days of such notice, appoint a successor escrow agent and the Escrow Agent shall, upon receipt of written instructions signed by the Company and Placement Agent, turn over to such successor escrow agent all of the Escrow Funds; provided, however, that if the Company and Placement Agent fail to appoint a successor escrow agent within such 30-day period, such termination notice shall be null and void and the Escrow Agent shall continue to be bound by all of the provisions hereof. Upon receipt of the Escrow Funds, the successor escrow agent shall become the escrow agent hereunder and shall be bound by all of the provisions hereof and Signature Bank shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds and under this Agreement.

6. Investment. All funds received by the Escrow Agent shall be invested only in non-interest bearing bank accounts at Signature Bank.

7. Compensation. Escrow Agent shall be entitled, for the duties to be performed by it hereunder, to a fee of $2,500, which fee shall be paid by the Company upon the signing of this Agreement. In addition, the Company shall be obligated to reimburse Escrow Agent for all fees, costs and expenses incurred or that become due in connection with this Agreement or the Escrow Account, including reasonable attorney's fees. Neither the modification, cancellation,


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
termination or rescission of this Agreement nor the resignation or termination of the Escrow Agent shall affect the right of Escrow Agent to retain the amount of any fee which has been paid, or to be reimbursed or paid any amount which has been incurred or becomes due, prior to the effective date of any such modification, cancellation, termination, resignation or rescission. To the extent the Escrow Agent has incurred any such expenses, or any such fee becomes due, prior to any closing, the Escrow Agent shall advise the Company and the Company shall direct all such amounts to be paid directly at any such closing.

8. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if sent by hand-delivery, by facsimile (followed by first-class mail), by nationally recognized overnight courier service or by prepaid registered or certified mail, return receipt requested, to the addresses set forth below:

         If to Placement Agent:

                  Stonegate Securities, Inc.
                  5950 Sherry Lane, 4th Floor
                  Dallas, Texas 75225
                  Attn: Scott Griffith
                  Fax: (214) 987-1981



         If to the Company:

                  Consolidated Energy, Inc.


                  Attn:
                  Fax:


         If to Escrow Agent:

                  Signature Bank
                  261 Madison Avenue
                  New York, New York 10016
                  Attention: Cliff Broder, Senior Vice President
                  Fax: (646) 822-1359



9.    General.

          (a) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be entirely performed within such State, without regard to choice of law principles.

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
          (b) This Agreement sets forth the entire agreement and understanding of the parties with respect to the matters contained herein and supersedes all prior agreements, arrangements and understandings relating thereto.

          (c) All of the terms and conditions of this Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the parties hereto, as well as their respective successors and assigns.

          (d) This Agreement may be amended, modified, superseded or canceled, and any of the terms or conditions hereof may be waived, only by a written instrument executed by each party hereto or, in the case of a waiver, by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver of any party of any condition, or of the breach of any term contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term of this Agreement. No party may assign any rights, duties or obligations hereunder unless all other parties have given their prior written consent.

          (e) If any provision included in this Agreement proves to be invalid or unenforceable, it shall not affect the validity of the remaining provisions.

          (f) This Agreement and any modification or amendment of this Agreement may be executed in several counterparts or by separate instruments and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

10. Form of Signature. The parties hereto agree to accept a facsimile transmission copy of their respective actual signatures as evidence of their actual signatures to this Agreement and any modification or amendment of this Agreement; provided, however, that each party who produces a facsimile signature agrees, by the express terms hereof, to place, promptly after transmission of his or her signature by fax, a true and correct original copy of his or her signature in overnight mail to the address of the other party.


                         ******************************


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

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first set forth above.


CONSOLIDATED ENERGY, INC.           STONEGATE SECURITIES, INC.


By:      /s/ David Guthrie         By:
         --------------------          --------------------
         Name:  David Guthrie      Name:
         Title: President          Title:




SIGNATURE BANK


By:      _____________________________
         Name:
         Title:



By:      _____________________________
         Name:
         Title:


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


                                   Schedule I


                               OFFERING DOCUMENTS

Purchase Agreement and all exhibits and schedules thereto.





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





                                   Schedule II


         The Escrow Agent is authorized to accept instructions signed or believed by the Escrow Agent to be signed by any one of the following on behalf of the Company and Placement Agent.





                            Consolidated Energy, Inc.



                Name                           True Signature


                _______________________        ____________________



                           Stonegate Securities, Inc.



                Name                           True Signature


                _______________________        ____________________


                _______________________        ____________________



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



                                    Exhibit A

                      INSTRUCTIONS TO DISBURSE ESCROW FUNDS


Date:

SIGNATURE BANK
261 Madison Avenue
New York, N.Y. 10016
Attn: Cliff Broder, Senior Vice President

Dear Mr. Broder:

     In accordance with the terms of paragraph 2(_) of an Escrow Deposit Agreement dated ___ _______, by and among Consolidated Energy, Inc. (the "Company"), Stonegate Securities, Inc. ("Placement Agent"), and Signature Bank (the "Escrow Agent"), the Company and Placement Agent hereby notifies the Escrow Agent that the ________ closing will be held on ___________ for gross proceeds of $_________.

PLEASE DISTRIBUTE FUNDS BY WIRE TRANSFER OR CHECK OR TRANSFER AS FOLLOWS (wire instructions attached if applicable):


Consolidated Energy, Inc.                                  $



Stonegate Securities, Inc.                                 $


____________                                               $



Very truly yours,

Consolidated Energy, Inc.

By:_____________
Name:__________
Title:____________

Stonegate Securities, Inc.

By:_____________
Name:___________
Title:____________


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